UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 27, 2002




                              AMSCAN HOLDINGS, INC.

             (Exact Name of Registrant as specified in its charter)

            Delaware                       000-21827              13-3911462
 (State or other jurisdiction of   (Commission File Number)       (IRS Employer
         incorporation) No.)                                     Identification

          80 Grasslands Road, Elmsford, New York             10523
         (Address of Principal Executive Offices)          (Zip Code)






Registrant's telephone number, including area code: (914) 345-2020


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Item 5. Other Events and Regulation FD Disclosure

     On November 27, 2002, Amscan Holdings, Inc. (the "Company") issued a press release announcing that it had signed commitment letters with Goldman Sachs Credit Partners L.P., which will enable the Company to refinance and significantly extend the maturity of its senior debt facilities. Additionally, the Company announced that it has decided not to pursue a public offering of shares of common stock at this time given valuations currently available in the equity markets. The Company's press release dated November 27, 2002 is incorporated herein by reference and filed as an exhibit hereto.


Item 7. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

         Exhibit No.                     Description

              19          Press Release dated November 27, 2002 of Amscan
                          Holdings, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMSCAN HOLDINGS, INC.

                              By:       /s/ Michael A. Correale
                                    ------------------------------------
                                        Michael A. Correale
                                        Chief Financial Officer

December 2, 2002



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                                  EXHIBIT INDEX

         Exhibit No.                     Description

              19          Press Release dated November 27, 2002 of Amscan
                          Holdings, Inc.